UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2026

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank W. Burr Blvd., Suite 36, 6th Floor
Teaneck, New Jersey 07666
(Address of Principal Executive Offices) (Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on Tuesday, June 2, 2026. At the close of business on April 6, 2026, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 473,867,780 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 440,240,915 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 92.90% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2026.

At the Annual Meeting, all of the directors were re-elected, proposals 2 and 3 were approved and proposal 4 was not approved.

Proposal 1. Election of 13 Director Nominees

The vote with respect to the election of director nominees was as follows:

	For	Against	Abstain	Broker Non-Votes
Zein Abdalla	388,235,385	28,108,281	564,702	23,332,547
Vinita Bali	404,952,779	11,566,218	389,371	23,332,547
Eric Branderiz	414,843,920	1,894,173	170,275	23,332,547
Archana Deskus	415,879,370	860,138	168,860	23,332,547
John M. Dineen	415,938,877	803,226	166,265	23,332,547
Ravi Kumar S	416,010,734	734,587	163,047	23,332,547
Leo S. Mackay, Jr.	389,179,332	27,555,203	173,833	23,332,547
Michael Patsalos-Fox	402,727,568	14,014,783	166,017	23,332,547
Stephen J. Rohleder	407,090,537	9,649,145	168,686	23,332,547
Abraham Schot	405,946,053	10,791,261	171,054	23,332,547
Karima Silvent	414,864,797	1,874,614	168,957	23,332,547
Joseph M. Velli	414,985,465	1,750,656	172,247	23,332,547
Sandra S. Wijnberg	395,200,421	21,540,445	167,502	23,332,547

Proposal 2. Advisory Vote to Approve Executive Compensation (Say-on-Pay)

The advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
387,762,676	28,276,341	869,351	23,332,547

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was as follows:

For	Against	Abstain	Broker Non-Votes
398,861,120	41,096,195	283,600	-

Proposal 4. Shareholder Proposal to Adopt a Shareholder Right to Act by Written Consent

The vote with respect to the shareholder proposal to adopt a shareholder right to act by written consent was as follows:

For	Against	Abstain	Broker Non-Votes
162,523,425	253,824,087	560,856	23,332,547

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ John Kim
Name:	John Kim
Title:	Chief Legal Officer, Chief Administrative Officer and Corporate Secretary

Date: June 3, 2026